UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2019 (August 5, 2019)

MIRAGEN THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36483	47-1187261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 Lookout Rd. Boulder, CO	80301
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (720) 643-5200
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MGEN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations

Item 1.02 Termination of a Material Definitive Agreement.

On August 5, 2019, Les Laboratoires Servier and Institut de Recherches Servier (“Servier”) delivered notice to Miragen Therapeutics, Inc., a Delaware corporation (the “Company”), that, based on a strategic review of its portfolio, Servier anticipates terminating that certain License and Collaboration Agreement (as amended, the “Servier Agreement”) between the Company and Servier, effective February 1, 2020. Per the terms of the Servier Agreement, the Company shall be responsible for specified transition and termination costs related to the termination of the Servier Agreement.

In October 2011, the Company entered into the Servier Agreement with Servier for the research, development, and commercialization of RNA-targeting therapeutics in cardiovascular disease. Under the Servier Agreement, the Company granted Servier an exclusive license to research, develop, manufacture, and commercialize RNA-targeting therapeutics for certain microRNA targets in the cardiovascular field. In 2017, the Servier Agreement was amended to remove all existing targets and add one new target (miR-92). Under the Servier Agreement, Servier’s rights to each named target were limited to therapeutics in the field of cardiovascular disease and in their territory, which was worldwide except for the United States and Japan. As a result of the termination of the Servier Agreement, the Company shall regain all global rights to MRG-110, the Company’s product candidate for the treatment of heart failure, as well as surgical incisions in high risk populations, severe lacerations, and severe burns, in all indications.

The foregoing description and the information contained in Item 1.02 with respect to the Servier Agreement are not intended to be complete and are qualified in their entirety by reference to the full text of (i) the Servier Agreement, which was filed as Exhibit 10.17 to the Company’s Annual Report on Form 10-K, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 14, 2019 (the “Annual Report”), (ii) the First Amendment to the Servier Agreement, dated as of May 13, 2013, by and between the Company and Servier which was filed as Exhibit 10.17.1 to the Annual Report, (iii) the Second Amendment to the Servier Agreement, dated as of April 10, 2014, by and between the Company and Servier which was filed Exhibit 10.17.2 to the Annual Report, (iv) the Third Amendment to the Servier Agreement, dated as of May 28, 2015, by and between the Company and Servier which was filed as Exhibit 10.17.3 to the Annual Report, (v) the Fourth Amendment to the Servier Agreement, dated as of September 22, 2016, by and between the Company and Servier which was filed as Exhibit 10.17.4 to the Annual Report, (vi) the Fifth Amendment to the Servier Agreement, dated as of May 2, 2017, by and between the Company and Servier which was filed as Exhibit 10.17.5 to the Annual Report, (vii) the Sixth Amendment to the Servier Agreement, dated as of September 27, 2017, by and between the Company and Servier which was filed as Exhibit 10.17.6 to the Annual Report, (viii) the Seventh Amendment to the Servier Agreement, dated as of April 3, 2018, by and between the Company and Servier which was filed as Exhibit 10.17.7 to the Annual Report, (ix) the Eighth Amendment to the Servier Agreement, dated as of January 21, 2019, by and between the Company and Servier which was filed as Exhibit 10.17.8 to the Annual Report, each of which is incorporated by reference herein.

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On August 7, 2019, the Company issued a press release reporting financial results for the three- and six-month period ended June 30, 2019.

The press release is attached hereto as Exhibit 99.1, which is furnished under Item 2.02 of this Current Report on Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On August 7, 2019, the Company announced it will implement a cost restructuring plan focused on reducing costs and directing its resources to advance cobomarsen and microRNA-29 mimics, including remlarsen, while reducing investments in new discovery research. The Company conducted a review of its cost structure, which resulted in a reduction of approximately 26 positions. The reductions are primarily in positions relating to research and corresponding project, general, and administrative support and other costs related to these areas.

The Company estimates incurring an aggregate of $1.5 million in restructuring charges, for which approximately $1.1 million is expected to be for employee retention costs and approximately $0.4 million is expected to be for severance and other restructuring-related costs, primarily during the third quarter of 2019.

At this time, the estimates of the costs related to the Company’s cost restructuring are preliminary and subject to change. Furthermore, such estimates constitute forward-looking statements, which are not based on historical facts but instead reflect the Company’s expectations, estimates, or projections concerning future results or events. Forward-looking statements are not guarantees and are inherently subject to known and unknown risks, uncertainties, and assumptions that are difficult to predict and could cause the estimated costs to differ materially from those indicated within this document. Any updates to these estimates will be included in the Company’s future quarterly reports on Form 10-Q.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press release, dated August 7, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Miragen Therapeutics, Inc.

Date: August 7, 2019	By:	/s/ Jason A. Leverone
Jason A. Leverone
Chief Financial Officer, Treasurer, and Secretary